UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

AMERANT BANCORP INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERANTSM AMERANT BANCORP INC. JULIO V. PENA C/O JEANNIE DAVIS 220 ALHAMBRA CR. 12TH FLOOR CORAL GABLES, FL 33134 Your Vote Counts! AMERANT BANCORP INC. 2026 Annual Meeting Vote by June 1, 2026 11:59 PM ET V90423-P41248 You invested in AMERANT BANCORP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 2, 2026. Get informed before you vote View the Notice of Meeting and Proxy Statement and 2025 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 2, 2026 8:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/AMTB2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1. To elect the directors to serve until the 2027 annual meeting of shareholders. Nominees: 1a. Odilon Almeida For 1b. Carlos Iafigliola For 1c. Erin D. Knight For 1d. Jack Kopnisky For 1e. Lisa Lutoff-Perlo For 1f. Gustavo Marturet M. For 1g. Patricia Morrison For 1h. John W. Quill For 1i. Ashaki Rucker For 1j. Oscar Suarez For 1k. Millar Wilson For 2. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers - Say-on-Pay. For 3. To ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V90424-P41248